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Pioneer
America Income
Trust

SEMIANNUAL REPORT 6/30/97

Table of Contents
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Letter from the Chairman                                                 1

Portfolio Summary                                                        2

Performance Update                                                       3

Portfolio Management Discussion                                          6

Schedule of Investments                                                  9

Financial Statements                                                    11

Notes to Financial Statements                                           17

Report of Independent Public Accountants                                21

Trustees, Officers and Service Providers                                22

Programs and Services for Pioneer Shareowners                           26

The Pioneer Family of Mutual Funds                                      29

Pioneer America Income Trust

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 6/30/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

It is with pleasure that I introduce this semiannual report for Pioneer America Income Trust, covering the six months ended June 30, 1997.


It was a time of uncertainty for bond investors, and emotions and perceptions seemed to be the primary factors moving the bond market. Corrections in the stock market and an economy that was alternately growing and retreating - depending on how data were interpreted - kept bond investors on the lookout for indications of a trend. We are happy to report that even in this challenging environment, your Fund continued to reward shareowners by paying steady dividends and providing a positive total return. The questions and answers that follow in the Portfolio Management Discussion provide details of your investment team's strategies and results.


Over recent time periods, the stock market has generally outperformed the bond market. We happen to be in the midst of the longest bull market in history, and our concern is that many investors, especially those newer to the markets, see stocks moving only in an upward direction, which will not always be the case. When the stock market slows or retreats, people will be reminded how important it is to diversify their money among a variety of investments. Bond funds can be an effective way to enhance your portfolio's diversity, liquidity and provide current income. If you haven't taken a look at your portfolio recently, perhaps this is a good time to speak with your investment professional. Varying performance of your investments can change the balance of your portfolio, and you may need to get back on track.

If you have any questions about Pioneer America Income Trust, please contact your investment representative, or Pioneer at 1-800-225-6292. Thank you for your continued support.

Respectfully,

/S/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer America Income Trust
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PORTFOLIO SUMMARY 6/30/97
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

                               [GRAPHIC OMITTED]

    [The following table was depicted as a Pie Chart in the printed material]

U.S. Government Agency Obligations     61%

Short-Term Cash Equivalents             2%

U.S. Treasury Obligations              37%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

                               [GRAPHIC OMITTED]

    [The following table was depicted as a Pie Chart in the printed material]

0-2 Years         7%

20+ Years        10%

2-5 Years         6%

10-20 Years      10%

5-7 Years        20%

7-10 Years       47%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1. U.S. Treasury Bonds, 8.0%, 11/15/21                                10.33%
 2. GNMA, 8.0%, 10/15/24                                                9.71
 3. GNMA II, 8.0%, 5/20/27                                              7.07
 4. U.S. Treasury Notes, 7.0%, 7/15/06                                  6.87
 5. GNMA, 8.5%, 10/15/24                                                4.90
 6. U.S. Treasury Bonds, 9.125%, 5/15/09                                4.46
 7. GNMA II, 8.0%, 4/20/27                                              3.62
 8. GNMA, 8.0%, 6/5/26                                                  3.61
 9. GNMA II, 8.0%, 7/20/26                                              3.46
10. GNMA, 8.0%, 7/15/26                                                 3.42

Fund holdings will vary for other periods.

Pioneer America Income Trust

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/97                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    6/30/97       12/31/96
                             $9.70         $9.77

Distributions per Share      Income        Short-Term        Long-Term
(12/31/96 - 6/30/97)         Dividends     Capital Gains     Capital Gains
                             $0.324            -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 invest ment made in Pioneer America Income Trust at public offering price, compared to the growth of the Lehman Brothers Government Bond Index.

Average Annual Total Returns
(As of June 30, 1997)

              Net Asset  Public Offering
Period          Value        Price*
Life-of-Fund    7.48%        6.94%
(6/1/88)
5 Years         5.78         4.82
1 Year          7.13         2.27


* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.



                                   Growth of $10,000

                                   [GRAPHIC OMITTED]


            Date            Pioneer America          Lehman Brothers
                             Income Trust*         Government Bond Index

            6/30/88                9,550                   10,000
           12/31/88                9,799                   10,265
            6/30/89               10,439                   11,208
           12/31/89               10,926                   11,725
            6/30/90               11,283                   11,984
           12/31/90               11,909                   12,746
            6/30/91               12,385                   13,198
           12/31/91               13,354                   14,698
            6/30/92               13,731                   15,013
           12/31/92               14,246                   15,760
            6/30/93               15,197                   16,949
           12/31/93               15,538                   17,440
            6/30/94               14,871                   16,722
           12/31/94               14,921                   16,850
            6/30/95               16,358                   18,738
           12/31/95               17,318                   19,941
            6/30/96               16,976                   19,584
           12/31/96               17,715                   20,494
            6/30/97               18,186                   21,033


- Pioneer America Income Trust*
--Lehman Brothers
  Government Bond Index

+ Index comparison begins 6/30/88. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust

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PERFORMANCE UPDATE 6/30/97                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    6/30/97       12/31/96
                             $9.68         $9.75

Distributions per Share      Income        Short-Term        Long-Term
(12/31/96 - 6/30/97)         Dividends     Capital Gains     Capital Gains
                             $0.288            -                -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 invest ment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

Average Annual Total Returns
(As of June 30, 1997)

                If        If
Period         Held    Redeemed*
Life-of-Fund   5.61%     4.78%
(4/29/94)
1 Year         6.29      2.29

* Reflects deduction of the maximum appli cable contingent deferred sales charge (CDSC) at the end of the period and assumes rein vestment of distributions. The maximum CDSC of 4% declines over six years.

                                   Growth of $10,000

                                   [GRAPHIC OMITTED]


            Date            Pioneer America          Lehman Brothers
                             Income Trust*         Government Bond Index

            4/30/94               10,000                   10,000
            6/30/94                9,952                    9,964
            9/30/94                9,978                   10,006
           12/31/94                9,943                   10,041
            3/31/95               10,395                   10,514
            6/30/95               10,856                   11,166
            9/30/95               11,034                   11,364
           12/31/95               11,442                   11,883
            3/31/96               11,197                   11,613
            6/30/96               11,186                   11,668
            9/30/96               11,338                   11,865
           12/31/96               11,624                   12,211
            3/31/97               11,516                   12,112
            6/30/97               11,890                   12,531



-  Pioneer America Income Trust*
-- Lehman Brothers
   Government Bond Index

     The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/97                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    6/30/97       12/31/96
                             $9.67         $9.74

Distributions per Share      Income        Short-Term        Long-Term
(12/31/96 - 6/30/97)         Dividends     Capital Gains     Capital Gains
                             $0.288            -                  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 invest ment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

Average Annual Total Returns
(As of June 30, 1997)

                If        If
Period         Held    Redeemed*
Life-of-Fund   2.35%     2.35%
(1/31/96)
1 Year         6.23      6.23


* Assumes reinvestment of distri-butions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

                                   Growth of $10,000

                                   [GRAPHIC OMITTED]


            Date            Pioneer America          Lehman Brothers
                             Income Trust*         Government Bond Index


            1/31/96               10,000                   10,000
            2/29/96                9,810                    9,796
            3/31/96                9,748                    9,714
            4/30/96                9,686                    9,652
            5/31/96                9,652                    9,635
            6/30/96                9,728                    9,759
            7/31/96                9,755                    9,784
            8/31/96                9,730                    9,762
            9/30/96                9,861                    9,924
           10/31/96               10,051                   10,143
           11/30/96               10,210                   10,319
           12/31/96               10,104                   10,214
            1/31/97               10,122                   10,225
            2/28/97               10,129                   10,239
            3/31/97               10,020                   10,131
            4/30/97               10,155                   10,277
            5/31/97               10,239                   10,365
            6/30/97               10,335                   10,481

-  Pioneer America Income Trust*
-- Lehman Brothers
   Government Bond Index

     The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust

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PORTFOLIO MANAGEMENT DISCUSSION 6/30/97
--------------------------------------------------------------------------------

The first half of Pioneer America Income Trust's fiscal year came to a close on June 30, 1997. The bond market was resilient over the past six months, recovering from several episodes of investor nervousness and repeatedly regaining lost ground. While the bond market's performance was mixed, your Fund's results were solid.

For this report, we offer a discussion with portfolio manager Sherman B. Russ, who has overall responsibility for Pioneer's fixed-income department. He has more than 20 years of experience and also heads up the investment team responsible for the day-to-day management of Pioneer America Income Trust.


How did the Fund perform over the past six months?

The Fund was competitive, especially considering the varied conditions in the bond market. The Fund continued to meet its objective of providing current income from a portfolio composed of securities issued and backed by the "full faith and credit" of the U.S. government and its agencies. Shareowners received steady monthly dividends, and the Fund offered a 30-day SEC yield of 6.20% at the end of the period.


The Fund generated a six-month total return of 2.66% for Class A Shares, 2.28% for Class B shares and 2.29% for Class C Shares. The Fund's performance compared well with the 2.47% average for the 187 funds in Lipper Analytical Services' General U.S. Government Funds category. (Returns do not reflect sales charges.)

What happened in the bond market in the first six months of 1997?

Investor expectations shaped the market - almost more than actual events. Concern about the pace of economic growth, inflation, changes in interest rates and the volatility in the stock market kept many bond investors on their toes. Throughout the period, however, inflation remained contained despite continued economic expansion, and interest rates generally were low.

Pioneer America Income Trust

--------------------------------------------------------------------------------


We entered 1997 with bond prices falling. By February, the bond market had recovered ground lost in January. The economy showed substantial growth in the first quarter of 1997, and the Federal Reserve increased short-term interest rates one-quarter of a percentage point (0.25%) on March 25. The rate hike didn't have a significant or lasting effect. Because investors acted in advance of the Fed's much-discussed move, bond prices had already moved down, sending yields higher. Bond prices resumed their ascent in April, finishing higher in June. As the period closed, the Fed was continuing its "wait and see" attitude.

Against this backdrop, what kind of changes did you make to the portfolio?

We adjusted the Fund's maturity profile as interest rates inched up and down. Last December 31, portfolio holdings had an average effective life of 8.9 years; they were only slightly longer, 9.0 years, as of June 30. (Effective maturity takes into account the time left until a bond matures or can be called on demand by the issuer, whichever is sooner.) Over the six months, we reduced the Fund's concentration in securities with shorter maturities (2-10 years) from 81% to 73% of the portfolio, while increasing the allocation to bonds with somewhat longer maturities (10-30 years) from 11% to 20%, favoring them for their stronger income stream. Lately, we have been increasing the Fund's maturity to take a more aggressive stance, as we think interest rates will probably be stable going forward.

The Fund's greatest concentration by market sector is in Government National Mortgage Association (GNMA) pass-throughs. These mortgage-backed securities offer a slightly higher income stream than U.S. Treasury issues, and we gradually increased their position in the portfolio from 52% at the end of December to 58% as of June 30. The Fund primarily held GNMAs in the 7.5% to 8.5% rate range, which are tied to mortgages that charge 8.0% to 9.0% interest rates. Since interest rates were relatively stable, we felt the Fund faced little risk from prepayment of these bonds. This strategy helped the Fund maintain its yield. As a

Pioneer America Income Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/97                              (continued)
--------------------------------------------------------------------------------

result of the increased GNMA holdings, the Fund's position in Treasurys fell from 45% on December 31 to 37% at the end of June.

Both GNMAs and Treasurys are backed by the "full faith and credit" of the U.S. government, which insures that your Fund will receive interest and principal payments on time and in full. (This guarantee does not extend to the price or yield of Fund shares.) With this backing, the average quality rating of Fund holdings was AAA on June 30, the same as throughout the period.

What's your outlook going forward?

We have a positive outlook for bonds, so we are currently increasing the portfolio's duration. (Duration measures a bond fund's sensitivity to interest rates, with a portfolio likely to change in value by one percentage point for every percentage point change in interest rates, up or down.)

The economy and markets seem to be moving forward with an "all news is good news" attitude. There are indications that inflation will likely remain contained, with interest rates staying near their current range. This would be good news for almost all bond investors. However, if the economy rebounds and shows strength similar to the first quarter of 1997, the Fed would likely take action and push short-term interest rates higher. Through either scenario, though, we believe the Fund's emphasis on high-quality U.S. government securities can help us con tinue to reward investors with current income and solid returns.

Pioneer America Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97
--------------------------------------------------------------------------------

  Principal
   Amount                                                               Value
               INVESTMENT IN SECURITIES - 98.0%
               U.S. GOVERNMENT OBLIGATIONS - 37.4%
 $ 2,000,000   U.S. Treasury Bonds, 10.75%, 2003                 $    2,415,580
   2,915,000   U.S. Treasury Bonds, 8.25%, 2005                       3,051,684
   5,590,000   U.S. Treasury Bonds, 9.125%, 2009                      6,344,371
   4,000,000   U.S. Treasury Bonds, 10.375%, 2009                     4,859,400
   3,000,000   U.S. Treasury Bonds, 10.0%, 2010                       3,609,120
  13,000,000   U.S. Treasury Bonds, 8.0%, 2021                       14,708,200
   3,000,000   U.S. Treasury Notes, 9.25%, 1998                       3,107,640
   4,000,000   U.S. Treasury Notes, 8.875%, 2000                      4,278,320
   2,000,000   U.S. Treasury Notes, 7.875%, 2004                      2,157,140
   9,500,000   U.S. Treasury Notes, 7.0%, 2006                        9,775,405
                                                                 --------------
               Total U.S. Government Obligations                 $   54,306,860
                                                                 --------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS - 57.5%
      89,458   GNMA Midget, 10.5%, 1998 to 2003                  $       94,983
     798,974   GNMA Midget, 10.0%, 2001 to 2006                         843,001
     629,077   GNMA Midget, 9.5%, 2003 to 2006                          657,229
      87,896   GNMA Midget, 9.0%, 2004 to 2005                           90,859
     164,022   GNMA, 10.5%, 2017 to 2019                                181,418
   1,483,966   GNMA, 10.0%, 2016 to 2020                              1,631,045
     340,163   GNMA, 9.5%, 2019 to 2021                                 366,170
   6,913,535   GNMA, 9.0%, 2016 to 2024                               7,327,586
  15,490,707   GNMA, 8.5%, 2024 to 2025                              16,200,567
  54,775,106   GNMA, 8.0%, 2024 to 2027                              56,121,359
                                                                 --------------
               Total U.S. Government Agency Obligations          $   83,514,217
                                                                 --------------
               OTHER U.S. GOVERNMENT AGENCY OBLIGATION - 3.1%
   4,275,000   Financial Assistance Corp., 9.45%, 2003           $    4,454,465
                                                                 --------------
               Total Other U.S. Government Agency Obligation     $    4,454,465
                                                                 --------------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $140,886,223)                               $  142,275,542
                                                                 ==============


  The accompanying notes are an integral part of these financial statements.  9

Pioneer America Income Trust

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97                                      (CONTINUED)
--------------------------------------------------------------------------------

  Principal
   Amount                                                         Value
               TEMPORARY CASH INVESTMENT - 2.0%
               REPURCHASE AGREEMENT - 2.0%
  $2,900,000   Chase Manhattan, 6/30/97, 5.80%, repurchase
               price of $2,900,000 plus accrued interest on
               7/1/97, collateralized by $2,872,000 U.S.
               Treasury Bill, 6.25%, 7/31/98                     $    2,900,000
                                                                 --------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $2,900,000)                                 $    2,900,000
                                                                 --------------
               TOTAL INVESTMENT IN SECURITIES AND
               TEMPORARY CASH INVESTMENT - 100%
               (Cost $143,786,223)(a)(b)                         $  145,175,542
                                                                 ==============

Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

(a) At June 30, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $143,786,223 was as follows:

      Aggregate gross unrealized gain for all investments
      in which there is an excess of value over tax cost         $    2,398,509

      Aggregate gross unrealized loss for all investments
      in which there is an excess of tax cost over value             (1,009,190)
                                                                 --------------
      Net unrealized gain                                        $    1,389,319
                                                                 ==============

(b) At December 31, 1996, the Fund had a net capital loss carry forward of $8,034,239 which will expire between 2001 and 2004 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1997 aggregated $28,560,469 and $39,977,443, respectively.


10  The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
Balanced Sheet 6/30/97
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including temporary cash
      investment of $2,900,000) (cost $143,786,223)              $ 145,175,542
   Cash                                                                 49,268
   Receivables -
      Fund shares sold                                                  83,579
      Interest                                                       1,425,899
   Other                                                                   668
                                                                 -------------
         Total assets                                            $ 146,734,956
                                                                 -------------
LIABILITIES:
   Payables -
      Fund shares repurchased                                        1,603,757
      Dividends                                                        201,368
   Due to affiliates                                                   189,196
   Accrued expenses                                                     40,899
                                                                 -------------
         Total liabilities                                       $   2,035,220
                                                                 -------------
NET ASSETS:
   Paid-in capital                                               $ 152,606,393
   Distributions in excess of net investment income                     (7,154)
   Accumulated net realized loss on investments                     (9,288,823)
   Net unrealized gain on investments                                1,389,319
                                                                 -------------
         Total net assets                                        $ 144,699,735
                                                                 =============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $132,442,256/13,653,772 shares)             $        9.70
                                                                 =============
   Class B (based on $9,450,828/976,550 shares)                  $        9.68
                                                                 =============
   Class C (based on $2,806,651/290,140 shares)                  $        9.67
                                                                 =============
MAXIMUM OFFERING PRICE:
   Class A                                                       $       10.16
                                                                 =============


 The accompanying notes are an integral part of these financial statements.  11

Pioneer America Income Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/97

INVESTMENT INCOME:
      Interest                                                     $  5,754,627
                                                                   ------------
EXPENSES:
   Management fees                                  $   370,074
   Transfer agent fees
      Class A                                           160,964
      Class B                                            11,253
      Class C                                             2,058
   Distribution fees
      Class A                                           168,998
      Class B                                            45,632
      Class C                                             9,349
   Accounting                                            50,361
   Custodian fees                                        14,589
   Registration fees                                     19,098
   Professional fees                                      6,168
   Printing                                               5,740
   Fees and expenses of nonaffiliated trustees            7,928
   Miscellaneous                                         11,889
                                                    -----------
         Total expenses                                            $    884,101
         Less management fees waived by
           Pioneering Management Corporation                            (89,633)
         Less fees paid indirectly                                      (16,526)
                                                                   ------------
         Net expenses                                              $    777,942
                                                                   ------------
           Net investment income                                   $  4,976,685
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                $ (1,254,584)
   Change in net unrealized gain on investments                         167,355
                                                                   ------------
      Net loss on investments                                      $  1,087,229)
                                                                   ------------
      Net increase in net assets resulting from operations         $  3,889,456
                                                                   ============


12  The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/97 and for the Year Ended 12/31/96


                                                            Six Months        Year Ended
FROM OPERATIONS:                                              6/30/97          12/31/96
Net investment income                                      $   4,976,685   $  10,482,518
Net realized loss on investments                              (1,254,584)     (1,540,059)
Change in net unrealized gain or loss on investments             167,355      (5,605,335)
                                                           --------------  --------------
    Net increase in net assets resulting from operations   $   3,889,456   $   3,337,124
                                                           --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A ($0.32 and $0.64 per share, respectively)      $  (4,647,709)  $ (10,028,781)
    Class B ($0.29 and $0.57 per share, respectively)           (276,002)       (493,224)
    Class C ($0.29 and $0.52 per share, respectively)            (56,631)        (31,004)
In excess of net investment income:
    Class A ($0.00 and $0.00 per share, respectively)             (7,055)              -
    Class B ($0.00 and $0.00 per share, respectively)               (375)              -
                                                           --------------  --------------
      Total distributions to shareholders                  $  (4,987,772)  $ (10,553,009)
                                                           --------------  --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  10,790,387   $  22,744,467
Reinvestment of distributions                                  3,830,020       8,227,893
Cost of shares repurchased                                   (25,093,549)    (37,185,374)
                                                           --------------  --------------
    Net decrease in net assets resulting from
      fund share transactions                              $ (10,473,142)  $  (6,213,014)
                                                           --------------  --------------
    Net decrease in net assets                             $ (11,571,458)  $ (13,428,899)
NET ASSETS:
Beginning of period                                          156,271,193     169,700,092
                                                           --------------  --------------
End of period including (distributions in excess of)/
  accumulated undistributed net investment income
  of ($7,154 and $3,933, respectively)                     $ 144,699,735   $ 156,271,193
                                                           ==============  ==============


CLASS A                        '97 Shares      '97 Amount     '96 Shares      '96 Amount
Shares sold                       751,553    $  7,259,632      1,619,071    $ 15,878.995
Reinvestment of distributions     371,131       3,584,619        800,704       7,833,834
Less shares repurchased        (2,357,799)    (22,775,214)    (3,487,423)    (34,124,157)
                             -------------   -------------  -------------   -------------
    Net decrease               (1,235,115)   $(11,930,963)  $ (1,067,648)    (10,411,328)
                             =============   =============  =============   =============
CLASS B
Shares sold                       165,796    $  1,598,292        545,668    $  5,342,163
Reinvestment of distributions      21,168         204,036         37,373         364,533
Less shares repurchased          (191,013)     (1,842,657)      (289,970)      (2,822,817)
                             -------------   -------------  -------------   -------------
    Net increase (decrease)        (4,049)   $    (40,329)       293,071    $  2,883,879
                             =============   =============  =============   =============
CLASS C*
Shares sold                       200,855    $  1,932,463        155,653    $  1,523,309
Reinvestment of distributions       4,293          41,365          3,036          29,526
Less shares repurchased           (49,112)       (475,678)       (24,585)       (238,400)
                             -------------   -------------  -------------   -------------
    Net increase                  156,036    $  1,498,150        134,104    $  1,314,435
                             =============   =============  =============   =============

* Class C shares were first publicly offered on January 31, 1996.


 The accompanying notes are an integral part of these financial statements.  13

Pioneer America Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/97
--------------------------------------------------------------------------------

                                                           Six Months       Year        Year         Year         Year
                                                             Ended          Ended       Ended        Ended        Ended
CLASS A                                                     6/30/97       12/31/96     12/31/95     12/31/94    12/31/93
Net asset value, beginning of period                       $   9.77       $  10.20     $   9.41     $  10.48    $  10.27
                                                           --------       --------     --------     --------    --------
Increase (decrease) from investment operations:
  Net investment income                                    $   0.32       $   0.64     $   0.68     $   0.66    $   0.68
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                         (0.07)         (0.43)        0.79        (1.07)       0.24
                                                           --------       --------     --------     --------    --------
     Net increase (decrease) from investment operations    $   0.25       $   0.21     $   1.47     $  (0.41)   $   0.92
Distributions to shareholders:
  Net investment income                                       (0.32)         (0.64)       (0.68)       (0.66)      (0.67)
  Net realized gain                                              --             --           --           --       (0.04)
                                                           --------       --------     --------     --------    --------
Net increase (decrease) in net asset value                 $  (0.07)      $  (0.43)    $   0.79     $  (1.07)   $   0.21
                                                           --------       --------     --------     --------    --------
Net asset value, end of period                             $   9.70       $   9.77     $  10.20     $   9.41    $  10.48
                                                           ========       ========     ========     ========    ========
Total return*                                                  2.66%          2.29%       16.06%       (3.97)%      9.07%
Ratio of net expenses to average net assets                    1.01%**+       1.01%+       1.02%+       1.00%       1.00%
Ratio of net investment income to average net assets           6.72%**+       6.51%+       6.85%+       6.84%       6.37%
Portfolio turnover rate                                          40%**          43%          62%          61%         42%
Net assets, end of period (in thousands)                   $132,442       $145,408     $162,708     $161,858    $105,892
Ratios assuming no waiver of management fees by PMC and
  no reduction for fees paid indirectly:
    Net expenses                                               1.13%**        1.17%        1.22%        1.12%       1.13%
    Net investment income                                      6.60%**        6.35%        6.65%        6.72%       6.24%
Ratios assuming waiver of management fees by PMC and
  reduction for fees paid indirectly:
    Net expenses                                               0.99%**        1.00%        1.00%          --          --
    Net investment income                                      6.74%**        6.52%        6.87%          --          --

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


14  The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/97
--------------------------------------------------------------------------------

                                                          Six Months     Year       Year
                                                             Ended       Ended      Ended    4/29/94 to
CLASS B                                                     6/30/97     12/31/96   12/31/95   12/31/94
Net asset value, beginning of period                        $ 9.75       $10.17     $ 9.40     $ 9.85
                                                            ------       ------     ------     ------
Increase (decrease) from investment operations:
  Net investment income                                     $ 0.29       $ 0.57     $ 0.61     $ 0.40
  Net realized and unrealized gain (loss) on investments     (0.07)       (0.42)      0.77      (0.45)
                                                            ------       ------     ------     ------
      Net increase (decrease) from investment operations    $ 0.22       $ 0.15     $ 1.38     $(0.05)
Distributions to shareholders:
  Net investment income                                      (0.29)       (0.57)     (0.61)     (0.40)
                                                            ------       ------     ------     ------
Net increase (decrease) in net asset value                  $(0.07)      $(0.42)    $ 0.77     $(0.45)
                                                            ------       ------     ------     ------
Net asset value, end of period                              $ 9.68       $ 9.75     $10.17     $ 9.40
                                                            ======       ======     ======     ======
Total return*                                                 2.28%        1.59%     15.08%     (0.57)%
Ratio of net expenses to average net assets                   1.77%**+     1.75%+     1.77%+     1.78%**
Ratio of net investment income to average net assets          5.96%**+     5.78%+     5.92%+     6.35%**
Portfolio turnover rate                                         40%**        43%        62%        61%
Net assets, end of period (in thousands)                    $9,451       $9,557     $6,992     $2,170
Ratios assuming no waiver of management fees by
  PMC and no reduction for fees paid indirectly:
  Net expenses                                                1.89%**      1.91%      1.97%      1.90%**
  Net investment income                                       5.84%**      5.62%      5.72%      6.23%**
Ratios assuming waiver of management fees by
  PMC and reduction for fees paid indirectly:
  Net expenses                                                1.76%**      1.73%      1.72%         -
  Net investment income                                       5.97%**      5.80%      5.97%         -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


 The accompanying notes are an integral part of these financial statements.  15

Pioneer America Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/97
--------------------------------------------------------------------------------

                                                          Six Months
                                                            Ended      1/31/96 to
                                                           6/30/97      12/31/96
Net asset value, beginning of period                        $ 9.74       $10.16
                                                            ------       ------
Increase (decrease) from investment operations:
  Net investment income                                     $ 0.29       $ 0.52
  Net realized and unrealized loss on investments            (0.07)       (0.42)
                                                            ------       ------
     Net increase (decrease) from investment operations     $(0.22)      $ 0.10
Distributions to shareholders:
  Net investment income                                      (0.29)       (0.52)
                                                            ------       ------
Net decrease in net asset value                             $(0.07)      $(0.42)
                                                            ------       ------
Net asset value, end of period                              $ 9.67       $ 9.74
                                                            ======       ======
Total return*                                                 2.29%        1.04%
Ratio of net expenses to average net assets                   1.74%**+     1.80%**+
Ratio of net investment income to average net assets          5.89%**+     5.73%**+
Portfolio turnover rate                                         40%**        43%
Net assets, end of period (in thousands)                    $2,807       $1,306
Ratios assuming no waiver of management fees
  by PMC and no reduction for fees paid indirectly:
    Net expenses                                              1.85%**      1.95%**
    Net investment income                                     5.78%**      5.58%**
Ratios assuming waiver of management fees
  by PMC and reduction for fees paid indirectly:
    Net expenses                                              1.69%**      1.76%**
    Net investment income                                     5.94%**      5.77%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


16  The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/97
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer America Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to provide a high level of current income consistent with preservation of capital and prudent investment risk.

The Trust offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer America Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/97                                (continued)
--------------------------------------------------------------------------------

Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to dis tribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

The Trust records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $8,375 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1997.

D. Class Allocations

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Trust, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer America Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/97                                (continued)
--------------------------------------------------------------------------------

The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Repurchase Agreements

With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PMC manages the Trust's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust. At June 30, 1997, $62,236 was payable to PMC related to management fees and certain other services.

Pioneer America Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/97                                (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates is $34,696 in transfer agent fees payable to PSC at June 30, 1997.

4. Plan of Distribution

The Trust adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to Class B Plan and Class C Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $92,264 in distribution fees payable to PFD at June 30, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 1997, CDSCs in the amount of $17,537 were paid to PFD.

5. Expense Reductions

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the six months ended June 30, 1997, the Trust's expenses were reduced by $16,526 under such arrangements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer America Income Trust:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer America Income Trust as of June 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by man agement, as well as evaluating the overall financial statement pre sentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income Trust as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP



Boston, Massachusetts
August 1, 1997

Pioneer America Income Trust

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Sherman B. Russ, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

Pioneer America Income Trust

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distri butions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

Pioneer America Income Trust

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds

Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund     Tax-Exempt
Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund
United States
Pioneer Capital Growth Fund           Money Market Fund
Pioneer Growth Shares                 Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

*0ffers Class A and B Shares only

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                           1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                        1-800-225-4321

Retirement plans information                                1-800-622-0176

Telecommunications Device for the Deaf (TDD)                1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                           1-800-225-4240

Our internet e-mail address                           ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                   www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.

Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109

[LOGO] Pioneer Funds Distributor, Inc.           0897-4369
       60 State Street                       (C) Pioneer Funds Distributor, Inc.
       Boston, Massachusetts 02109    [Recycled] Printed on Recycled Paper